EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

I, Joseph E. O'Dell, President and Chief Executive Officer of First  Commonwealth Financial Corporation ("the Corporation"), certify that the Quarterly Report of the Corporation on Form 10-Q for the period ended September 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition of the Corporation at the end of such period and the results of operations of the Corporation for such period.

DATED:  November 8, 2002  /S/Joseph E. O'Dell

                          _____________________________________
                          Joseph E. O'Dell
                          President and Chief Executive Officer